                                                                    Exhibit 99.1


                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE

                      9.95% SENIOR SECURED NOTES DUE 2004

                             CUSIP NO. 498326 AC 1

                                       OF

                                KITTY HAWK, INC.
                          AND THE GUARANTEE THEREOF BY

     AIRCRAFT LEASING, INC., AMERICAN INTERNATIONAL AIRWAYS, INC., AMERICAN INTERNATIONAL TRAVEL, INC., FLIGHT ONE LOGISTICS, INC., KALITTA FLYING SERVICE,
 INC., KITTY HAWK AIRCARGO, INC., KITTY HAWK CHARTERS, INC. AND O.K. TURBINES,
                                      INC.

       Pursuant to the Exchange Offer Prospectus dated February   , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON MARCH   , 1998 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS
EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                             The Exchange Agent is:
                                 Bank One, N.A.

        By Overnight Mail or Hand Delivery:                  By Registered or Certified Mail:
       Banc One Investment Management Group                Banc One Investment Management Group
         Attn: Corporate Trust Operations                    Attn: Corporate Trust Operations
                235 W. Schrock Road                                 235 W. Schrock Road
           Westerville, Ohio 43081-0184                        Westerville, Ohio 43271-0184

                   By Facsimile:                                   Confirm by Telephone:
       Banc One Investment Management Group                           (800) 346-5153
         Attn: Corporate Trust Operations
                  (614) 248-9987

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated February , 1998 (the "Prospectus") of Kitty Hawk, Inc. (the "Company") and Aircraft Leasing, Inc., American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc., Kitty Hawk Aircargo, Inc., Kitty Hawk Charters, Inc., and O.K. Turbines, Inc. (collectively, the "Subsidiary Guarantors") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's and the Subsidiary Guarantors' offer (the "Exchange Offer") to exchange $1,000 principal amount of the Company's 9.95% Senior Secured Notes due 2004 and the guarantees thereof (the "New Notes") for each $1,000 principal amount of the Company's outstanding 9.95% Senior Secured Notes due 2004 and the guarantees thereof (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Old Notes described and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used only by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering." If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository, tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depository's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Book-Entry Transfer."

     The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

     Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of its Old Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes who desire to tender their Old Notes for exchange and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 9 hereof.

     Holders of Old Notes who wish to tender their Old Notes for exchange must, at a minimum, complete columns (1), (2), if applicable (see footnote 1 below), and (3) in the box below entitled "Description of Old Notes" and sign the box on page 8 under the words "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5 on page 10.

----------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF OLD NOTES
----------------------------------------------------------------------------------------------------------------------
                          (1)                                    (2)                  (3)                  (4)
                                                                                                    PRINCIPAL AMOUNT
                                                                                                      TENDERED FOR
                                                                                                    EXCHANGE (ONLY IF
         NAME(S) AND ADDRESS(ES) OF REGISTERED                OLD NOTE                              DIFFERENT AMOUNT
HOLDER(S) OF OLD NOTE(S), EXACTLY AS NAME(S) APPEAR(S)        NUMBER(S)                             FROM COLUMN (3))
                           ON                                  (ATTACH             AGGREGATE           (MUST BE IN
                OLD NOTE CERTIFICATE(S)                    SIGNED LIST IF          PRINCIPAL       INTEGRAL MULTIPLES
              (PLEASE FILL IN, IF BLANK)                    NECESSARY)(1)           AMOUNT            OF $1,000)(2)
----------------------------------------------------------------------------------------------------------------------

                                                           --------------------------------------------------------

                                                           --------------------------------------------------------

                                                           --------------------------------------------------------

                                                           --------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

---------------

1 Column (2) need not be completed by holders of Old Notes tendering Old Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.

2 Column (4) need not be completed by holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in column (3). Completion of column (4) will indicate that the holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column
  (4).

[ ] CHECK HERE IF OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO
    THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

  Name of Tendering Institution:
--------------------------------------------------------------------------------

  Account Number:
--------------------------------------------------------------------------------

  Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

  Name of Registered Holder of Old Note(s):
---------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
------------------------------------------------------------------

  Window Ticket Number (if available):
--------------------------------------------------------------------------------

  Name of Institution which Guaranteed Delivery:
-----------------------------------------------------------------------

  Account Number (if delivered by book-entry transfer):
--------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

  Name:
--------------------------------------------------------------------------------

  Address:
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------

  Number of Additional
  Copies Desired:
                 ---------------

===========================================================================================================================


    SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 6, 7 AND 8)                                 (SEE INSTRUCTIONS 1, 6, 7 AND 8)
      To be completed ONLY (i) if the New Notes issued in            To be completed ONLY if the New Notes issued in
      exchange for Old Notes (or if certificates for Old             exchange for Old Notes (or if certificates for Old
    Notes not tendered for exchange for New Notes) are to            Notes not tendered for exchange for New Notes) are to
    be issued in the name of someone other than the                  be mailed or delivered (i) to someone other than the
    undersigned or (ii) if Old Notes tendered by                     undersigned or (ii) to the undersigned at an address
    book-entry transfer which are not exchanged are to be            other than the address shown below the undersigned's
    returned by credit to an account maintained at the               signature.
    Depository.                                                      Mail or deliver to:
    Issued to:
    Name                                                             Name
        -------------------------------------------------                -------------------------------------------------
                      (Please Print)                                                   (Please Print)
    Address                                                          Address
        -------------------------------------------------                -------------------------------------------------
                    (Include Zip Code)                                               (Include Zip Code)

        -------------------------------------------------                -------------------------------------------------
           (Tax Identification or Social Security No.)                      (Tax Identification or Social Security No.)
      Credit Old Notes not exchanged and delivered by
    book-entry transfer to the Depository account set
    forth below:
        -------------------------------------------------
                       (Account Number)


===========================================================================================================================

--------------------------------------------------------------------------------

                                                   BENEFICIAL OWNER(S)
--------------------------------------------------------------------------------------------------------------------------
      State of Principal Residence of Each Beneficial                    Principal Amount of Old Notes Held for
                     Owner of Old Notes                                      Account of Beneficial Owner(s)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Pursuant to the offer by Kitty Hawk, Inc. (the "Company") and Aircraft Leasing, Inc., American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc., Kitty Hawk Aircargo, Inc., Kitty Hawk Charters, Inc. and O.K. Turbines, Inc., (collectively the "Subsidiary Guarantors"), upon the terms and subject to the
conditions set forth in the Prospectus dated February   , 1998 (the
"Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of the Company's 9.95% Senior Secured Notes due 2004 and the guarantees thereof (the "New Notes") for each $1,000 principal amount of its outstanding 9.95% Senior Secured Notes due 2004 and the guarantees thereof (the "Old Notes"), the undersigned hereby tenders to the Company and the Subsidiary Guarantors for exchange the Old Notes indicated above.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (A) acknowledges and agrees that the Company shall have fully performed all of its obligations under that certain Registration Rights Agreement dated as of November 19, 1997, among the Company, the Subsidiary Guarantors and the Placement Agents (as defined in the Prospectus), except in certain limited circumstances and (B) will have irrevocably sold, assigned and transferred to the Company and the Subsidiary Guarantors, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby appoints Bank One, N.A. (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company and the Subsidiary Guarantors) of such holder of Old Notes with respect to such Old Notes, with full power of substitution, to
(i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (the "Depository") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and (ii) when such Old Notes are accepted for exchange by the Company and the Subsidiary Guarantors, the Company and the Subsidiary Guarantors will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent, the Company or the Subsidiary Guarantors to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

     The undersigned hereby further represents to the Company and the Subsidiary Guarantors that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of the undersigned's business,
(ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) is not engaging and does not intend to engage in the distribution of the New Notes and has no arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in certain no-action letters, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any beneficial owner is an "affiliate" of the Company or the Subsidiary Guarantors, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company and the Subsidiary Guarantors will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m. New York
City time, on March   , 1998 (the "Expiration Date"), and (ii) any Old Notes
tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

     The undersigned acknowledges that the Company's and the Subsidiary Guarantors' acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned, the Company and the Subsidiary Guarantors upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that either "Special Issuance Instructions" or "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company and the Subsidiary Guarantors have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company and the Subsidiary Guarantors do not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

     In order to validly tender Old Notes for exchange, holders of Old Notes must complete, execute and deliver this Letter of Transmittal.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                                   SIGN HERE

--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

Date:                         1998
     ------------------------,

     Must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No: (                 )
                             -----------------
---------------------------------------------------------------------

Tax Identification or Social Security No(s):
------------------------------------------------------------------------
                                       Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Authorized Signature:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

Name and Title:
--------------------------------------------------------------------------------
                                 (Please Print)

Name of Firm:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

     a. The Securities Transfer Agents Medallion Program (STAMP)

     b. The New York Stock Exchange Medallion Signature Program (MSP)

     c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who elect to tender Old Notes and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Old Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY OR THE SUBSIDIARY GUARANTORS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of a written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor and (v) be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. PARTIAL TENDERS. (Not applicable to holders of Old Notes who tender Old Notes by book-entry transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holder of such Old Notes (unless otherwise indicated in the appropriate box on this Letter of Transmittal) as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

     (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     (b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

     (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name of the holder of Old Notes appears on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.


     (f) If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name of the registered holder of Old Notes appears on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions from taxes therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Notes prior to the issuance of the New Notes.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes, or if any Old Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at the Depository as such holder of Old Notes may designate.

     9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Subsidiary Guarantors, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITION. The Company and the Subsidiary Guarantors reserve the absolute right to waive, amend or modify any of the specified conditions described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

     11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If a holder of Old Notes desires to tender Old Notes pursuant to the Exchange Offer, but any of such Old Notes has been mutilated, lost, stolen or destroyed, such holder of Old Notes should contact the Trustee at the address set forth on the cover of this Letter of Transmittal for further instructions.

     12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (the terms of which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: Bank One, N.A.
------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT       ------------------------------------
                                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                Social Security Number
  FORM W-9                                                                               OR ------------------------------------
  Department of the Treasury                                                                 Employer Identification Number
  Internal Revenue Service
                                   ---------------------------------------------------------------------------------------------
                                    PART 2 --                                                           PART 3 --
  PAYER'S REQUEST FOR               Certification Under Penalties of Perjury, I certify
  TAXPAYER IDENTIFICATION           that:                                                           Awaiting TIN [ ]
  NUMBER (TIN)                      (1) The number shown on this form is my correct
                                        taxpayer identification number (or I am waiting
                                        for a number to be issued to me); and
                                    (2) I am not subject to backup withholding either
                                        because I have not been notified by the Internal
                                        Revenue Service (the "IRS") that I am subject to
                                        backup withholding as a result of a failure to
                                        report all interest or dividends, or the IRS has
                                        notified me that I am no longer subject to
                                        backup withholding.
                                   ---------------------------------------------------------------------------------------------

                                    Certificate instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                    SIGNATURE ------------------------------------------------------- DATE-----------
                                    NAME----------------------------------------------------------------------------------
                                    ADDRESS------------------------------------------------------------------------------
                                    CITY------------------------- STATE---------------- ZIP CODE-------------------
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
             IF YOU CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                          PAYER'S NAME: BANK ONE, N.A.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

-----------------------------------------------------  ---------------------------------------
                      Signature                                         Date

--------------------------------------------------------------------------------

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                      9.95% SENIOR SECURED NOTES DUE 2004
                              OF KITTY HAWK, INC.

     The undersigned hereby acknowledges receipt of the Prospectus dated
February   , 1998 (the "Prospectus") of Kitty Hawk, Inc., a Delaware corporation
(the "Company"), and Aircraft Leasing, Inc., a Texas corporation, American International Airways, Inc., a Michigan corporation, American International Travel, Inc., a Michigan corporation, Flight One Logistics, Inc., a Michigan corporation, Kalitta Flying Service, Inc., a Michigan corporation, Kitty Hawk Aircargo, Inc., a Texas corporation, Kitty Hawk Charters, Inc., a Texas corporation, and O.K. Turbines, Inc., a Michigan corporation, (collectively, the "Subsidiary Guarantors"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's and the Subsidiary Guarantors' offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 9.95% Senior Secured Notes due 2004 and the guarantees thereof (the "Old Notes") held by you for the account of the undersigned.

     The aggregate principal amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

     $
     -------------------------------- of the Old Notes.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] To TENDER the following principal amount of Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

     $
     -------------------------------- of the Old Notes.

     [ ] NOT to TENDER any principal amount of Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Old Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state)
---------------------------, (ii) the undersigned is acquiring the New Notes in the ordinary course of the undersigned's business, (iii) the undersigned either
(A) is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of New Notes or (B) is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act") in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act,
(iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with any resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Purpose and Effect"), (v) the undersigned understands that a secondary resale transaction described in clause
(iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission and (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or the Subsidiary Guarantors; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of the Old Notes.

                                   SIGN HERE

Name of Beneficial Owner(s) (please print):
-----------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO

                      9.95% SENIOR SECURED NOTES DUE 2004

                             CUSIP NO. 498326 AC 1

                                       OF

                                KITTY HAWK, INC.
                          AND THE GUARANTEE THEREOF BY
     AIRCRAFT LEASING, INC., AMERICAN INTERNATIONAL AIRWAYS, INC., AMERICAN INTERNATIONAL TRAVEL, INC., FLIGHT ONE LOGISTICS, INC., KALITTA FLYING SERVICE,
 INC., KITTY HAWK AIRCARGO, INC., KITTY HAWK CHARTERS, INC. AND O.K. TURBINES,
                                      INC.
     This form must be used by a holder of 9.95% Senior Secured Notes due 2004 and the guarantees thereof (the "Old Notes") of Kitty Hawk, Inc., a Delaware corporation (the "Company"), and Aircraft Leasing, Inc., a Texas corporation, American International Airways, Inc., a Michigan corporation, American International Travel, Inc., a Michigan corporation, Flight One Logistics, Inc., a Michigan corporation, Kalitta Flying Service, Inc., a Michigan corporation, Kitty Hawk Aircargo, Inc., a Texas corporation, Kitty Hawk Charters, Inc., a Texas corporation, and O.K. Turbines, Inc., a Michigan corporation (collectively the "Subsidiary Guarantors") who wishes to tender Old Notes to the Exchange Agent in exchange for 9.95% Senior Secured Notes due 2004 and the guarantees thereof pursuant to the guaranteed delivery procedures described in the "The Exchange Offer -- Guaranteed Delivery Procedures" of the Prospectus, dated
February   , 1998 (the "Prospectus"), and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON MARCH   , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

                               To: Bank One, N.A.
                             (the "Exchange Agent")

            By Overnight Mail or Hand Delivery:                   By Registered or Certified Mail:
            Banc One Investment Management Group                Banc One Investment Management Group
              Attn: Corporate Trust Operations                    Attn: Corporate Trust Operations
                    235 W. Schrock Road                                 235 W. Schrock Road
                Westerville, Ohio 43081-0184                        Westerville, Ohio 43271-0184

                       By Facsimile:                                   Confirm by Telephone:
            Banc One Investment Management Group                           (800) 346-5153
              Attn: Corporate Trust Operations
                       (614) 248-9987

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company and the Subsidiary Guarantors, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:


-------------------------------------------------------------------------------------------------------
 CERTIFICATE NUMBER(S) (IF KNOWN)
OF OLD NOTES OR ACCOUNT NUMBER AT         AGGREGATE PRINCIPAL                AGGREGATE PRINCIPAL
     THE BOOK-ENTRY FACILITY               AMOUNT REPRESENTED                  AMOUNT TENDERED
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE

    Signature of Registered Holders(s) or              Date:                                    , 1998
    or Authorized Signatory:                                ------------------------------------
                            -----------------------    Address:
    -----------------------------------------------            ---------------------------------------
    -----------------------------------------------    -----------------------------------------------
    Name of Registered Holder(s):                      Area Code and Telephone No.:
                                -------------------                                --------------------
    -----------------------------------------------
    -----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as the name(s) appear(s) on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)



Name(s):


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Capacity:


--------------------------------------------------------------------------------



Address(es):


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a recognized signature guarantee medallion program and is an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
             -------------------------------      ----------------------------------------------
Address:                                                        Authorized Signature
        --------------------------------------    Name:
                                                       -----------------------------------------
----------------------------------------------
Area Code and Telephone No.:                      Title:
                            ------------------          ----------------------------------------
                                                  Date:                                   , 1998
                                                       -----------------------------------

           DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF
             OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED
                     BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to the Company and the Subsidiary Guarantors of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.